Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Cash and Cash Equivalents
Cash and Cash Equivalents

Note 9. Cash and Cash Equivalents

	As of December 31,
(in thousands of euros)	2020	2021	2022
Other cash equivalents(1)	12,001	42,900	16,798
Cash at bank and at hand	93,686	43,653	69,939
Cash and cash equivalents	105,687	86,553	86,736
(1)	Other cash equivalents correspond to short-term bank deposits at Société Générale and Crédit Agricole.

As of December 31, 2022, cash and cash equivalents amounted to €86.7 million, compared with €86.6 million at December 31, 2021, an increase of €0.1 million. Other cash equivalents decreased and cash at bank increased mainly due to withdrawals in 2022 for a total of $31 million from a short-term deposit account, set up with Société Générale in October 2021 for an amount of €30.9 million or $35 million.